Condensed Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net loss	$ (196,333)	$ (208,230)	$ (387,482)
Other comprehensive loss, net of tax:
Change in currency translation adjustment	(5,467)	13,675	(583)
Other comprehensive (loss) income	(5,467)	13,675	(583)
Total comprehensive loss	$ (201,800)	$ (194,555)	$ (388,065)